EXHIBIT 10.9

SUBSCRIPTION AND PURCHASE AGREEMENT

FOR

SKY PETROLEUM, INC

Offering of up to $2,500,000

Consisting of 5,000,000 Shares of Common Stock $0.001 par value per share

Price per Share $0.50; Minimum Investment of $50,000 (100,000 shares)

Accredited or “Offshore” Investors Only

Offering Commencement Date of March 31, 2005

ALL INFORMATION HEREIN WILL BE TREATED CONFIDENTIALLY

Investor(s)	________________________________ ________________________________

Number of Shares	________________________________

Date Signed	________________________________

Purchaser Initials _____ _____

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

        Persons interested in purchasing Shares of Sky Petroleum, Inc (the “Company”) must complete and return this Agreement along with their check or money order to:

Sky Petroleum, Inc
108 Wild Basin Road
Austin, Texas 78746

        Subject only to acceptance hereof by the Company in its discretion, the undersigned (the “Purchaser”) hereby subscribes for the number of Shares and at the aggregate subscription price set forth below.

        An accepted copy of this Agreement will be returned to the Subscriber as a receipt, and the physical stock certificates shall be delivered to each Subscriber within thirty (30) days of the date this offering is closed by the Company (anticipated closing date on or before June 1, 2005).

        By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

1.	Subscription.

1.1	The Purchaser, intending to be legally bound hereby, hereby tenders this subscription for the purchase of ________________ shares (“Shares”) of Sky Petroleum, Inc a Nevada corporation (the “Company”), at a price of $0.50 per Share on the terms and conditions set forth below.

1.2	The Purchaser will deliver payment in cash directly to the Company together with completed copies of all applicable Subscription Documents.

1.3	THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAW OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON OR ENDORSED THE MERITS

Purchaser Initials _____ _____

OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES.

1.4	The Purchaser acknowledges that the Company is a holding company with no current revenues, and there can be no assurances that the Company will ever develop its operations as currently contemplated. The Purchaser acknowledges that an investment in the Shares is extremely speculative and that there is a substantial likelihood that the investor will lose their entire investment.

1.5	The Company’s current business plan is to pursue business opportunities that lead to the creation of stockholder value, preliminarily in the oil and gas industry. Purchaser acknowledges that, even upon the purchase of the Shares, there can be no assurances that the Company will be able to accomplish any of the goals described in its SEC filings. The Purchaser assumes all the obligations and risks of investigating and conducting due diligence on the matters described in its SEC filings.

1.6	The Company intends to use the net proceeds from the sale of the Shares, after deduction for legal and other miscellaneous costs related to the sale and registration of the Shares, as working capital to accomplish the objectives described in its SEC filings. There can be no assurances that the Company will be able to accomplish any of the objectives described in its SEC filings.

1.7	Purchaser expressly covenants and agrees that it will reasonably regard and preserve as confidential any and all information, including but not limited to trade secrets, marketing and sales information, pertaining to the Company’s business, including, but not limited to the information contained in its SEC filings and such other information relating thereto which may be provided, directly or indirectly, to the Purchaser (“Confidential Information”). Purchaser further covenants that it shall not, without the written authority of the Company, use for Purchaser’s own benefit or purposes or disclose to others, at any time, any such Confidential Information. In the event that Purchaser shall not purchase the Shares on the terms and conditions described in this Subscription Agreement, or upon request of the Company, Purchaser shall return to the Company all written information provided to Purchaser by or regarding Company, and shall not retain any copies or record (electronic or otherwise) thereof.

1.8	The authorized capital of the Company is One Hundred Fifty Million (150,000,000) shares of Common Stock and Ten Million (10,000,000) shares of Preferred Stock. As of March 31, 2005, the Company has issued and outstanding approximately Twenty-Six Million (26,000,000) shares of Common Stock and no issued and outstanding shares of Preferred Stock.

2.	Representations and Warranties.

The Purchaser hereby represents and warrants to the Company as follows:

Purchaser Initials _____ _____

2.1	The Purchaser represents and warrants that it comes within one of the categories of “accredited investor” marked below or is not a “U.S. Person” and is purchasing in an “offshore transaction”, and the Purchaser has truthfully initialed the category which applies to the undersigned and has truthfully set forth the factual basis or reason the Purchaser comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The Purchaser agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category I _____	The Purchaser is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Purchaser’s spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth the Purchaser may include equity in personal property and real estate, including the Purchaser’s principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II _____	The Purchaser is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2004 and 2003, or joint income with the Purchaser’s spouse in excess of $300,000 in 2004 and 2003, and has a reasonable expectation of reaching the same income level in 2005.

Category III _____	The Purchaser is a bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, or a business development company as defined in Section 2(a)(48) of that Securities Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $7,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by the plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $7,000,000 or, if a self-directed

Purchaser Initials _____ _____

plan, with investment decisions made solely by persons who are “Accredited Investors”as defined in Section 230.501(a) of the Securities Act.

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________
(describe entity)

Category IV _____	The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________
(describe entity)

Category V _____	The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $7,000,000.

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________
(describe entity)

Category VI _____	The Purchaser is a director or executive officer of the Company.

Category VII _____	The Purchaser is a trust, with total assets in excess of $7,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a “Sophisticated Person” as described in Section 230.506(b)(2)(ii) of the Securities Act.

Category VIII _____	The Purchaser is an entity in which all of the equity owners are “accredited investors” as defined in Section 230.501(a) of the Act.

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________
(describe entity)

Purchaser Initials _____ _____

Category IX _____	The Purchaser is not a “U.S. Person” (as defined in Rule 902(k) of Regulation S) nor is it purchasing the Shares on behalf of a U.S. Person, and is purchasing the Shares in an “offshore transaction” (as defined in Rule 902(h) of Regulation S).

A PURCHASER WHO COMES WITHIN CATEGORY IX MUST FILL OUT THE
REGULATION S OFFSHORE PURCHASER AGREEMENT ENCLOSED HEREIN.

2.2	The principal amount of the securities subscribed for by the Purchaser, as set forth in Section 14 hereof does not exceed ten percent (10%) of the Purchaser’s net worth.

2.3	The Purchaser has either a pre-existing personal or business relationship with the Company and its officers, directors and controlling persons or by reason of its business or financial expertise has the capacity to protect its own interest in connection with this transaction.

2.4	The Purchaser is acquiring the securities solely for the Purchaser’s own account for investment purposes as a principal and not with a view to resale or distribution of all or any part thereof. The Purchaser is aware that there are legal and practical limits on the Purchaser’s ability to sell or dispose of the securities, and, therefore, that the Purchaser must bear the economic risk of the investment for an indefinite period of time.

2.5	The Purchaser has reached the age of majority (if an individual) according to the laws of the state in which it resides and has adequate means of providing for the Purchaser’s current needs and possible personal contingencies and has need for only limited liquidity of this investment, The Purchaser’s commitment to liquid investments is reasonable in relation to the Purchaser’s net worth.

2.6	The Purchaser understands that the securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are required in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire such securities.

2.7	The Purchaser is not relying on the Company with respect to the tax and other economic considerations relating to this investment. In regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, its own personal tax, investment or other advisors.

2.8	The Purchaser, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this

Purchaser Initials _____ _____

Subscription Agreement and each other document included as an exhibit to this Subscription Agreement for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which the Purchaser is executing this Subscription Agreement.

2.9	If the Purchaser is a corporation, the Purchaser is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the securities to be purchased by it and to execute and deliver this Subscription Agreement.

2.10	If the Purchaser is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners in the Purchaser (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Subscription Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

2.11	If the Purchaser is purchasing in a representative or fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom the Purchaser is so purchasing.

2.12	Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

2.13	The Purchaser or its professional advisor has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Company, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser or its professional advisor deems necessary to verify the accuracy of the information received.

2.14	The securities were not offered to the Purchaser through an advertisement in printed media of general and regular circulation, radio or television.

2.15	The Purchaser has relied completely on the advice of, or has consulted with, its own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, except to the extent such advisors shall be deemed to be as such.

Purchaser Initials _____ _____

2.16	If the Purchaser has consulted a purchaser representative (“Purchaser Representative”) to evaluate the merits and risks of the undersigned’s investment in the securities, the Purchaser Representative has completed a Purchaser Representative Questionnaire in the form supplied to him. The Purchaser or the Purchaser Representative has been granted the opportunity to examine documents and files, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of the Offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser or the Purchaser Representative deems necessary to verify the accuracy of the information received.

2.17	The Purchaser either alone or with its Purchaser Representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment.

3.	Acknowledgments.

The Purchaser is aware that:

3.1	The Purchaser recognizes that investment in the Company involves certain risks, including the potential loss by the Purchaser of interest on their investment herein, and the Purchaser has taken full cognizance of and understands all of the risk factors related to the purchase of the securities. The Purchaser recognizes that the information set forth in this Subscription Agreement does not purport to contain all the information, which would be contained in a registration statement under the Securities Act.

3.2	No federal or state agency has passed upon the securities or made any finding or determination as to the fairness of this transaction.

3.3	The securities and any component thereof have not been registered under the Securities Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Securities Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the securities and any component thereof under the Securities Act or unless an exemption from such registration is available. Provided there is a market for the Company’s securities, the securities will not be eligible for sale for a period of one year from the date of purchase pursuant to the terms of Rule 144 of the Securities Act of 1933, unless registered pursuant to the terms and conditions of the attached Registration Rights Agreement.

3.4	There currently is no active market for the Company’s securities, however, the Company’s common stock is quoted on the Over-the-Counter Bulletin Board. There can be no assurances that an active market for the Company’s securities will ever develop or if developed, be sustained in the future. Consequently, the

Purchaser Initials _____ _____

Purchaser may never be able to liquidate the Purchaser’s investment and the Purchaser may bear the economic risk of the Purchaser’s investment for an indefinite period of time.

3.5	The certificates for the securities will bear the following legend to the effect that:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

3.6	The Company may refuse to register any transfer of the securities not made in accordance with the Securities Act and the rules and regulations promulgated thereunder.

3.7	There will be a broker/finder fee of ten percent (10%) of the funds received paid directly to the introducing agent(s).

4.	Registration.

The Company has undertaken to file a registration statement with the Securities and Exchange Commission, within 60 days of the Offering Termination Date, which shall be determined by the Company’s board of directors, however, in no event shall the filing date be later than August 31, 2005, covering the Shares purchased hereunder.

5.	Acceptance of Subscription.

The Purchaser hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Purchaser, provided that if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, any cash payments and copies of all executed Subscription Documents will be promptly returned (without interest or deduction in the case of cash payments).

6.	Indemnification.

The Purchaser agrees to indemnify and hold harmless the Company as well as the affiliates, officers, directors, partners, attorneys, accountants and affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense

Purchaser Initials _____ _____

whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

7.	Irrevocability.

The Purchaser hereby acknowledges and agrees, subject to the provisions of any applicable state securities laws providing for the refund of subscription amounts submitted by the Purchaser, if applicable, that the subscription hereunder is irrevocable and that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser, and the Purchasers respective heirs, executors, administrators., successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person’s heirs, executors, administrators, successors, legal representatives and assigns.

8.	Modification.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

9.	Notices.

Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if; (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, and addressed, in the case of the Company, to the address given in the preamble hereof, and, if to the Purchaser, to the address set forth hereinafter; or (b) delivered personally at such address.

10.	Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

Purchaser Initials _____ _____

11.	Entire Agreement.

This Subscription Agreement, and the Exhibits attached, contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.

12.	Severability.

Each provision of this Subscription Agreement is intended to be severable from every other provision and the invalidity or illegality of the remainder hereof.

13.	Transferability; Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

14.	Applicable Law and Forum.

This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with the laws of the State of Nevada. The federal and state courts of the State of Nevada shall have sole and exclusive jurisdiction over any dispute arising from this Offering and this Subscription Agreement.

15.	Subscription Information.

The Purchaser hereby subscribes, pursuant to this Subscription Agreement dated as of _____________________________, 2005, for Shares in the amounts set forth in Paragraph 14.1 below, and tenders payment in cash in consideration therefore, as further set forth below. Please make checks delivered in respect of subscriptions hereunder payable to “Sky Petroleum, Inc”

15.1	Number of Shares subscribed for, _________________ Shares against payment in cash in the amount of $_____________, representing $0.50 per Share.

if the Shares hereby subscribed for are to be owned by more than one person in any manner, the Purchaser understands and agrees that all of the co-owners of such Shares must sign this Subscription Agreement.

__________________________________________________________________ Please print above the exact name(s) in which the Shares are to be held.

Purchaser Initials _____ _____

        IN WITNESS WHEREOF, the undersigned Purchaser does represent and certify under penalty of perjury that the foregoing statements are true and correct and that it has (they have) by the following signature(s) executed this Subscription Agreement this _______ day of _______________ , 2005, at __________________________________, ___________________.

{SIGNATURE PAGE TO FOLLOW}

INDIVIDUAL

_____________________________________________
Signature (Individual)

_____________________________________________
Signature (All record holders should sign)

_____________________________________________
Name(s) Typed or Printed	Address to which Correspondence
Should be Directed

_____________________________________________
Name

_____________________________________________
Street Address

_____________________________________________
City, State and Zip Code

_____________________________________________
Tax Identification or Social Security
Number

_____________________________________________
Telephone

CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

_____________________________________________
Name of Entity

By:  ________________________________________
       *Signature

Its:  ________________________________________
       Title

___________________________________________
Name Typed or Printed
Address to which Correspondence
Should be Directed

_____________________________________________
Street Address

_____________________________________________
City, State and Zip Code

_____________________________________________
Tax Identification or Social Security
Number

_____________________________________________
Telephone Number

*If Shares are being subscribed for by a corporation, partnership, trust or other entity, the Certificate of Signatory on the following page must also be completed.

CERTIFICATE OF SIGNATORY

        To be completed if Shares are being subscribed for by an entity.

        I, ____________________________________, am the President of _________________________________ (the "Entity").

        I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

        IN WITNESS WHEREOF, I have hereto set my hand this ______ day of ________________________, 2005.

______________________________________________________

ACCEPTANCE

        This Subscription Agreement is accepted as of ____________________________, 2005.

Sky Petroleum, Inc a Nevada Corporation By: ________________________________________ Daniel Meyer, President

APPENDIX A

REGULATION S OFFSHORE PURCHASER AGREEMENT

Name of Subscriber:     ____________________________________________________________

Number of Shares:    __________________  SHARES

Total Amount Paid: USD$   ______________

SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

THE SECURITIES BEING SUBSCRIBED TO HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS DUE TO THE APPLICATION OF REGULATION S PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED.

FURTHER, THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR REGULATION S, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR COMPLIANCE THEREWITH. FURTHER, HEDGING TRANSACTIONS WITH RESPECT TO SUCH SECURITIES WILL BE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

Board of Directors
Sky Petroleum, Inc
108 Wild Basin Road
Austin, Texas 78746

Gentlemen:

        1.        Consideration for Purchase. The undersigned (the “Purchaser”) hereby elects to purchase those Shares of Sky Petroleum, Inc a Nevada (U.S.A.) corporation (the “Company”), set forth above at a purchase price of $0.50 (U.S.) per Share, and tenders to the Company as consideration for the purchase price, US$__________________.

        2.        Understanding of the Purchaser. The Purchaser acknowledges, understands and agrees that:

        (a)        The Transfer Agent for the Company will be given stop transfer instructions restricting the transfer thereof for a period of one year (the “Distribution Compliance Period”) (see Paragraph 7 below). The Shares are subject to the restrictions on transfer provided in Regulation S, the terms and conditions of which are incorporated

OFFSHORE PURCHASER'S INITIALS ______

herein by reference. Further, the Shares will be issued in that name set forth under the signature line below.

        (b)        The Shares have not been registered under the Securities Act of 1933, as amended, or any applicable State Law (collectively, the “Securities Act”). The Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act or Regulation S. Hedging transactions with respect to such Shares will be conducted in compliance with the Securities Act, such as Rule 144 thereunder. The Purchaser must bear the economic risk of the investment in the Shares for the aforesaid period of time. If the Purchaser desires to sell or transfer all or any part of the Shares within the aforestated Distribution Compliance Period, the Company may require Purchaser’s counsel to provide a legal opinion that the transfer may be made without registration under the Securities Act. Other restrictions discussed elsewhere herein may be applicable. Purchaser acknowledges that they is subject to the restrictions on transfer described herein and the Company will issue stop transfer orders with the Company’s transfer agent to enforce such restrictions.

(c) No Federal or State (U.S.A.) agency has made any findings or determination as to the fairness of an investment in the Company, or any recommendation or endorsement of this investment.

        3.        Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

        (a)        The Purchaser hereby certifies that it is not a “U.S. Person” (as defined in Rule 902(k) of Regulation S) nor is it purchasing the Shares on behalf of a U.S. Person, and is purchasing the shares of common stock (“Shares”) in an “offshore transaction” (as defined in Rule 902(h) of Regulation S).

        (b)        Purchaser’s commitment to investments that are not readily marketable is not disproportionate to their net worth, and their investment in the Shares will not cause such overall commitment to become excessive.

        (c)        Purchaser has the financial ability to bear the economic risks of this investment, has adequate means for providing for their current needs and personal contingencies, and has no need for liquidity in this investment.

        (d)        Purchaser has evaluated the high risk of investing in the Shares and has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that they are capable of evaluating the merits and risks of an investment in the Shares.

        (e)        Purchaser has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this investment, and to obtain additional information necessary to verify the accuracy of the information desired in order to evaluate this investment, and in evaluating the suitability of an

OFFSHORE PURCHASER'S INITIALS ______

investment in the Shares. Purchaser has not relied upon any representations or other information (whether oral or written) other than that furnished by the Company or its representatives.

        (f)        Purchaser has had the opportunity to discuss with professional legal, tax and financial advisers the suitability of an investment in the Shares for its particular tax and financial situation, and all information that it has been provided to the Company concerning Purchaser and their financial position is correct and complete as of the date set forth below, and if there should be any material change in such information prior to their admission as a stockholder of the Company, will immediately provide such information to the Company.

(g) The residence set forth below is the true and correct residence, and Purchaser has no present intention of becoming a resident or domiciliary of any other country.

(h) In making the decision to purchase the Shares, Purchaser has relied solely upon independent investigations made by them or on their behalf.

        (i)        If Purchaser is acting in this transaction as a distributor, as defined under Regulation S, then they will be reselling the Shares only in an offshore transaction and will advise the ultimate purchaser, or any other distributor to whom they sell the shares that they will be subject to the same restrictions on resale to which they are subject under said Regulation S. Otherwise, as the ultimate purchaser in this offering, Purchaser is acquiring the Shares solely for their own personal account, for investment purpose only, and is not purchasing with a view to, or for, the resale, distribution, subdivision or fractionalization thereof.

        (j)        Purchaser is neither a member of nor is affiliated with or employed by a member of the National Association of Securities Dealers, Inc., nor is employed by or affiliated with a broker-dealer registered with the U.S. Securities and Exchange Commission nor with any similar agency of any State.

(k) The certificates for the securities will bear the following legend to the effect that:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES WILL NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT AND IT IS NOT A U.S. PERSON AND IS ACQUIRING THESE SECURITIES IN AN OFFSHORE TRANSACTION, AND AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS CERTIFICATE EXCEPT (A) PURSUANT TO AN

OFFSHORE PURCHASER'S INITIALS ______

EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) AND AGREES THAT IT WILL GIVE EACH PERSON TO WHOM THESE SECURITIES ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

        The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of the Shares. In addition, the undersigned agrees to notify the Company immediately of any change in any representations, warranty or other information. If the Purchaser is other than a natural person, the foregoing and following representations and warranties are being made by and refer to such entity and that the individual or individuals executing this Subscription Agreement and Investor Representation have due authority to bind and obligate such entity hereby. If more than one person is signing this Agreement, each representation, warranty and undertaking herein shall be a joint and several representation, warranty and undertaking of each such person. If the Purchaser is a partnership, corporation, trust or other entity, the Purchaser further represents and warrants that (i) there has been enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on the behalf of the Purchaser, (ii) the entity was not specifically formed to acquire the Shares, (iii) the entity was not organized, nor resides, nor do the persons owning or controlling such entity reside in, the United States. If the Purchaser is a partnership, the Purchaser further represents that the funds to make this investment were not derived from additional capital contributions of the partners of such partnerships.

        4.        Further Representations and Warranties of Purchaser to the Company.

            Purchaser further represents to the Company as follows:

        (a)        The offer leading to the sale and the sale evidenced hereby were made in an “offshore transaction,” for purposes of Regulation S. An “offshore transaction” as defined under Regulation S is any offer or sale of securities if the offer is not made to a person in the United States; and either (A) at the time the buy order is originated, the Purchaser is outside the United States, or the Company and any person acting on its behalf reasonably believe that the Purchaser is outside the United States; or (B) the transaction is executed in, on or through the facilities of a “designated offshore securities market,” and neither the Company nor any person acting on is behalf knows that the transaction has been pre-arranged with the Purchaser in the United States. A “designated offshore securities market” is defined under Regulation S to be the Eurobond market, as regulated by the International Securities Market Association; the Alberta Stock Exchange; the Amsterdam Stock Exchange; the Australian Stock Exchange Limited; the Bermuda Stock Exchange; the Bourse de Bruxelles; the Copenhagen Stock Exchange; the European Association of Securities Dealers Automated Quotation; the Frankfurt Stock Exchange; the Helsinki Stock Exchange; The Stock Exchange of Hong Kong Limited;

OFFSHORE PURCHASER'S INITIALS ______

the Irish Stock Exchange; the Istanbul Stock Exchange; the Johannesburg Stock Exchange; the London Stock Exchange; the Bourse de Luxembourg; the Mexico Stock Exchange; the Borsa Valori di Milan; the Montreal Stock Exchange; the Oslo Stock Exchange; the Bourse de Paris; the Stock Exchange of Singapore Ltd.; the Stockholm Stock Exchange; the Tokyo Stock Exchange; the Toronto Stock Exchange; the Vancouver Stock Exchange; the Warsaw Stock Exchange and the Zurich Stock Exchange. In regards of this representation and warranty, and notwithstanding the above, offers and Sales of securities to persons excluded from the definition of “U.S. person” are offshore transactions.

A “U.S. person” for purposes of Regulation S is (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts.

        (b)        Neither the Purchaser, nor any affiliate, nor any person acting on their behalf, has made any “directed selling efforts” in the United States, as defined in Regulation S to be: any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

        (c)        The Purchaser understands that the Company is the issuer of the securities which are the subject of this Agreement, and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participate, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an “affiliate” is any partner, officer, or director or any person directly or indirectly controlling, controlled by or under common control with the person in question. In this regard, the Purchaser shall not, during the twelve (12) month period, act as a distributor, either directly or through an affiliate, nor shall the Purchaser sell, transfer, hypothecate or otherwise convey the Shares or interest therein other than to a non-U.S. person (and in such case, shall provide evidence to the satisfaction of the Company and its Transfer Agent that such resale was made in a bona-fide offshore transaction).

        5.        Representations and Warranties of the Company to the Purchaser. The Company represents and warrants that: (i) it is a corporation in good standing in all jurisdictions in which it conducts its business; (ii) has sufficient authorized stock to issue the shares being

OFFSHORE PURCHASER'S INITIALS ______

subscribed to by the Purchaser hereunder; and (iii) upon proper payment and receipt of the purchase price, acceptance of the Purchaser’s subscription therefore and issuance and delivery of the Shares being subscribed to hereunder to Purchaser, such Shares shall be deemed fully paid, validly issued, and non-assessable. The Company further represents and warrants to the Purchaser that it has the authority under its corporate charter and under applicable state and federal corporate and securities laws to enter into the contemplated transaction, and that the signatories hereto have been duly authorized in accordance with its corporate charter and bylaws, which authority has not been suspended, modified or revoked as of the date hereof. Neither the Company, nor any affiliate, nor any person acting on its behalf, has made any “directed selling efforts” in the United States, as defined in Regulation S to be: any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

        6.        Indemnity by Purchaser. The Purchaser understands and acknowledges that the Company, its officers, directors, attorneys and agents are relying upon the representations, warranties and agreements made by the Purchaser to and with the Company herein and, thus, hereby agrees to indemnify the Company, its officers and directors, agents, attorneys, and employees, and agrees to hold each of them harmless against any and all loss, damage, liability or exposure, including reasonable attorney’s fees, that it or any of them may suffer, sustain, or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the Purchaser under this Agreement, or in connection with the sale or distribution by the Purchaser of the Shares in violation of the Securities Act or any other applicable law.

        7. Distribution Compliance Period/Closing.

        (a)        As set forth in Regulation S, the “Distribution Compliance Period” means a period that commences on the later of the date upon which the securities were first offered to persons other than distributors in reliance upon Regulation S or the date of closing of the offering, and in this case, expires One (1) year thereafter; provided, however, that all offers and sales by a distributor of an unsold allotment or subscription shall be deemed to be made during the Distribution Compliance Period; provided further, that in a continuous offering, the Distribution Compliance Period shall commence upon completion of the distribution, as determined and certified by the managing underwriter or person performing similar functions.

        (b)        The closing of this offering shall occur on the date of execution of this Agreement or the date of acceptance of this offer by the Company, whichever is later. Notwithstanding the foregoing, the Company shall have the right to make a determination based upon the advice of its counsel as to matter relating to the Distribution Compliance Period and the closing of the offering for purposes of compliance with Regulation S as to any and all Subscriptions offered and accepted by the Company in respect of removal of transfer restrictions.

        8. Miscellaneous Provisions.

        (a)        Further Assurances. At any time and from time to time after the date of this Agreement, each party shall execute such additional instruments and take such other and further action as may be reasonably requested by any other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purpose of this Agreement.

        (b)        Waiver. Any failure on the part of any party hereunder to comply with any of their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

        (c)        Brokers. Each party represents to every other party that no broker or finder has acted for it in connection with this Agreement, other than the Company’s engagement of introducing agent(s) whom will be paid a broker/finder fee of ten percent (10%) of the funds received. Each party agrees to indemnify, save, defend and hold the other party harmless from and against any fee, loss or expense arising out of claims by brokers or finder shall obtain the release of any and all claims which they may have or which may accrue against the non-employing parties.

        (d)        Entire Agreement. This Agreement and all exhibits, schedules and written memoranda attached hereto or otherwise referred to herein, constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions evidenced hereby and the subject mater hereof.

(e) Headings. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(f) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

        (g)        Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) No Oral Modification. The Agreement may be modified solely in writing, and only after the mutual agreement of the parties affected thereby.

(i) Survival of Representations, Warranties and Covenants. The representations, warranties, covenants and agreements contained herein shall survive the date and execution of this Agreement.

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        Please print above the exact name(s) in which the Shares are to be held.

Address to which Correspondence
Should be Directed

__________________________________________________________________
Name of Entity

__________________________________________________________________

__________________________________________________________________
Address

By:   ___________________________________________
     * Signature

___________________________________________
Name Typed or Printed

Its:   ___________________________________________
     Title

*If Shares are being subscribed for by a corporation, partnership, trust or other entity, the Certificate of Signatory on the following page must also be completed.

CERTIFICATE OF SIGNATORY

        To be completed if Shares are being subscribed for by an entity.

        I, ____________________________________, am the President of _________________________________ (the "Entity").

        I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

        IN WITNESS WHEREOF, I have hereto set my hand this ______ day of ________________________, 2005.

______________________________________________________

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ACCEPTANCE

        This Subscription Agreement is accepted as of ____________________________, 2005.

Sky Petroleum, Inc a Nevada Corporation By: ________________________________________ Daniel Meyer, President

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Subscrition Agreement Delivery Instructions:

Wire instructions for subscription funds:

PAYMENTS TO CANADIAN IMPERIAL BANK OF COMMERCE, TORONTO FROM
REMITTERS WORLDWIDE IN ANY CURRENCY

PAY BY SWIFT MT100/103 T0 CIBC TORONTO, CIBCCATT

FIELD 57: ACCOUNT WITH INSTITUTION

//CC001000009 CANADIAN IMPERIAL BANK OF COMMERCE 309 8TH AVENUE S.W. CALGARY, ALBERTA, CANADA, T2P 2P2

FIELD 59: BENIFICIARY CUSTOMER

05 60510 SKY PETROLEUM, INC. //CC = Canadian Clearing Code 0010 = Institution number for CIBC 00009 = 5 digit branch transit code

A copy of the subscription agreement should be faxed to:

780 444-9577 (Attention: Daniel Meyer)

Origonal sent to:

Sky Petroleum, Inc 108 Wild Basin Road Austin, Texas 78746

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